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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  June 27, 2005

                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-15190                   13-3159796
-------------------------------      ----------              ------------------
(State or other jurisdiction of     (Commission              (I.R.S. Employer
         incorporation)             File Number)             Identification No.)

                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                     --------------------------------------
                    (Address of principal executive offices)

                                 (631) 962-2000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         ------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

      On June 27, 2005, OSI Pharmaceuticals, Inc. ("OSI") announced that its partner, Roche, received a positive opinion from the European Committee for Medicinal Products for Human Use recommending approval of Tarceva(R) (erlotinib) for the treatment of patients with locally advanced or metastatic non-small cell lung cancer after failure of at least one prior chemotherapy regimen. Details regarding the opinion are set forth in OSI's press release dated June 27, 2005 which is attached as Exhibit 99.1 to this Current Report on Form 8-K (the "Form 8-K") and incorporated herein by reference.

      On June 30, 2005, OSI announced that its diabetes and obesity business unit, (OSI) Prosidion, has granted Merck & Co. Inc. a worldwide, non-exclusive license under U.S. Patent No. 6,890,898 and its foreign equivalents which claim combination therapy comprising administration of a Dipeptidyl Peptidase IV
(DPIV) inhibitor and another therapeutic agent for the treatment of type 2 diabetes and related indications. Details regarding the license are set forth in OSI's press release dated June 30, 2005 which is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

      On July 6, 2005, OSI announced that the U.S. Food and Drug Administration has accepted for filing and review the supplemental New Drug Application for use of Tarceva plus gemcitabine chemotherapy for the treatment of advanced pancreatic cancer in patients who have not received previous treatment. Details regarding the acceptance are set forth in OSI's press release dated July 6, 2005 which is attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference.

      On July 7, 2005, OSI announced that (OSI) Prosidion has granted a worldwide non-exclusive license under its DPIV patent portfolio to a major Japanese pharmaceutical company. Details regarding the license are set forth in OSI's press release dated July 7, 2005 which is attached as Exhibit 99.4 to this Form 8-K and incorporated herein by reference.

ITEM 9.01 EXHIBITS

EXHIBIT NO.                 DESCRIPTION
-----------      ----------------------------------
  99.1           Press release, dated June 27, 2005.
  99.2           Press release, dated June 30, 2005.
  99.3           Press release, dated July 6, 2005.
  99.4           Press release, dated July 7, 2005.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2005                       OSI PHARMACEUTICALS, INC.

                                          By:   /s/ Michael G. Atieh
                                              --------------------------------
                                              Michael G. Atieh
                                              Executive Vice President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION
-----------       -----------------------------------
   99.1           Press release, dated June 27, 2005.
   99.2           Press release, dated June 30, 2005.
   99.3           Press release, dated July 6, 2005.
   99.4           Press release, dated July 7, 2005.